SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                            CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934



                            April 22, 2004
______________________________________________________________________________
                 (Date of earliest event reported)



                         Banknorth Group, Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



          Maine                      001-31251                   01-0437984
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)




P.O. Box 9540, Two Portland Square, Portland, Maine              04112-9540
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



                              (207) 761-8500
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 5.   Other Events and Required Regulation FD Discslosure
          ---------------------------------------------------

     On April 22, 2004, Banknorth Group, Inc. issued the press release included as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:


     Exhibit No.         Description
     -----------         -----------

     99.1                Press Release, dated April 22, 2004















                                    2

                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BANKNORTH GROUP, INC.


                              By:   /s/ Peter J. Verrill
                                    --------------------------------
                                    Name:   Peter J. Verrill
                                    Title:  Senior Executive Vice President
                                              and Chief Operating Officer

Date:  April 22, 2004